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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2020

East Resources Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-39403	85-1210472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 NW Beacon Square Boulevard Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 826-3620
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	ERESU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ERES	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ERESW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On November 30, 2020, East Resources Acquisition Company, a Delaware corporation (the “Company”) entered into (i) that certain business services agreement with JKLM Energy, LLC, a Delaware limited liability company (“JKLM”), an affiliate of East Sponsor, LLC, a Delaware limited liability company and the Company’s sponsor (“East Sponsor”) and (ii) that certain business services agreement with East Management Services, LP, a Delaware limited partnership (“EMS”), and an affiliate of East Sponsor, each effective as of July 24, 2020 (such agreements, the “Business Services Agreements”).

Pursuant to the Business Services Agreements, JKLM and EMS each shall cover  certain expenses of the Company, including by providing office space, utilities, secretarial support, administrative services, salaries, wages, benefits and other personnel-related costs, as may be reasonably required by the Company to identify, investigate and complete an initial business combination. In exchange therefor, the Company shall reimburse each of JKLM and EMS for such expenses, in each case, in an aggregate amount not to exceed $10,000 per month (each an “Expense Reimbursement Cap”), beginning on July 24, 2020 and continuing monthly thereafter until the earlier of the consummation by the Company of an initial business combination or the Company’s liquidation (the “Termination Date”). Additionally, the Company shall reimburse each of JKLM and EMS for (i) all out-of-pocket expenses related to the Company’s formation and initial public offering and (ii) certain other expenses related to the Company’s identification, investigation, or completion of an initial business combination. To the extent the actual amounts of any such monthly expenses of JKLM or EMS exceed the Expense Reimbursement Cap, the Company shall reimburse JKLM or EMS, as applicable, for such overages following the Termination Date.

The full text of each of the Business Services Agreements, attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description of Exhibits

10.1	Business Services Agreement, by and between East Resources Acquisition Company and JKLM Energy, LLC, dated as of November 30, 2020.
10.2	Business Services Agreement, by and between East Resources Acquisition Company and East Management Services, LP, dated as of November 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Resources Acquisition Company

Date: December 1, 2020	By:	/s/ Gary L. Hagerman, Jr.
	Name:	Gary L. Hagerman, Jr.
	Title:	Chief Financial Officer and Treasurer

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